U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):     JULY 19, 1996


                           RECOVERY ENGINEERING, INC.
             (Exact name of registrant as specified in its charter)


             MINNESOTA                 0-21232                 41-1557115
   (State or other jurisdiction      (Commission            (I.R.S.  Employer
         of incorporation)          File Number)           Identification No.)

                           2229 EDGEWOOD AVENUE SOUTH
                          MINNEAPOLIS, MINNESOTA 55426
          (Address of principal executive offices, including Zip Code)


Registrant's telephone number, including area code:     (612) 541-1313

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)



           (The remainder of this page was intentionally left blank.)



ITEM 5.  OTHER EVENTS.

         On July 19, 1996, Recovery Engineering, Inc. (the "Company") issued and sold its 5% Convertible Notes Due 2003, in the aggregate principal amount of $15,000,000 (collectively, "Notes"), to certain investors (the "Limited Partnerships" named below). The Notes were issued pursuant to a Securities Purchase Agreement dated as of July 19, 1996 ("Purchase Agreement") by and among the Company and the Limited Partnerships. The total consideration paid by the Limited Partnerships for the purchase of the Notes was $15,000,000. The Limited Partnerships are GS Capital Partners II, L.P., a Delaware limited partnership ("GSCP"); GS Capital Partners II Offshore L.P., a Cayman Island limited partnership; Goldman, Sachs & Co. Verwaltungs GmbH; Stonestreet Fund 1996, L.P., a Delaware limited partnership; and Bridge Street Fund 1996, L.P., a Delaware limited partnership.

         The following description of the Purchase Agreement is qualified in its entirety by reference to the Purchase Agreement, which is attached hereto as
Exhibit 4.1.

         GENERAL TERMS. The total amount of the Notes may be converted into an aggregate of 1,000,000 shares of the Company's common stock, $.01 per share par value ("Common Stock"), subject to customary anti-dilution provisions, at any time at the option of the Limited Partnerships or, if certain conditions are satisfied, after January 18, 2000 by the Company. The price at which shares of Common Stock will be delivered upon conversion of the Notes initially is $15.00 in principal amount of Notes per share of Common Stock. This price is adjustable upon the occurrence of certain customary anti-dilution events. The Notes bear interest at the rate of 5% per annum, payable quarterly on March 31, June 30, September 30, and December 31 in each year, commencing September 30, 1996, until the principal of the Notes becomes due and payable. The principal on the Notes is due and payable on July 18, 2003. The Company must pay interest at the rate of 10% per annum on any overdue principal or interest. Principal and interest on the Notes may be prepaid at any time by the Company, without penalty, provided that if less than the entire indebtedness evidenced by the Notes is to be prepaid by the Company, it must offer to repay the Notes pro rata from each holder thereof.

         REDEMPTION OF NOTES. After July 19, 2001, upon the request of any holder of Notes, the Company will be required to redeem the Notes of such holder, in whole or in part, for an amount of cash equal to the principal amount of the Notes requested to be redeemed plus all accrued and unpaid interest thereon to the date of redemption. However, from July 19, 2001 and through and including July 18, 2002 ("First Redemption Period"), the Company will not be required to redeem an aggregate principal amount of Notes in excess of $5,000,000, and from July 19, 2002 through and including July 18, 2003, the Company will not be required to redeem an aggregate principal amount of Notes in excess of (i) $10,000,000 less (ii) the sum of the aggregate principal amount of Notes redeemed by the Company during the First Redemption Period. In addition, in the event of the occurrence of a Change in Control (as such term is defined below), any record holder of Securities (as the term "Securities" is hereinafter defined) may require the Company to redeem any or all of the Securities held by such holder. A "Change in Control" is defined in the Purchase Agreement to mean
(a) the acquisition, other than from the Company, by any individual, entity or group of the "beneficial ownership," as that term is used in Rule 13d-3 under the Securities Exchange Act of 1934 ("Exchange Act"), of 35% or more of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors but excluding, for this purpose, any such acquisition by the Company or any of its subsidiaries or any employee benefit plan of the Company or its subsidiaries; (b) a reorganization, merger, or consolidation with respect to which all or substantially all of the individuals and entities who were the respective beneficial owners of the voting securities of the Company immediately prior to such reorganization, merger or consolidation do not, following such a transaction, beneficially own, directly or indirectly, more than a majority of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the corporation resulting from such reorganization, merger or consolidation; (c) the sale, lease or other disposition of all or a substantial part of the assets or property of the Company in one transaction or series of related transactions; or (d) the incumbent board of directors of the Company shall cease to constitute at least 50% of the members of the Company's Board. The term "Securities" means (x) the shares of Common Stock issued or issuable, in each case, upon conversion of the Notes and (y) any shares of Common Stock issued or issuable with respect to the Securities referred to in the foregoing clause (x) by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, and any person or entity that holds Notes will be deemed to be the holder of the number of shares of Common Stock issuable upon conversion of the Notes. As to any particular share of Common Stock which are "Securities," such shares cease to be "Securities" when they have been effectively registered under the Securities Act of 1933, as amended ("Securities Act"), and disposed of in accordance with the registration statement covering them or sold pursuant to Rule 144 under the Securities Act.

         REPRESENTATION ON BOARD OF DIRECTORS. Pursuant to the Purchase Agreement, the Board of Directors of the Company increased the size of the Company's Board by one and on July 19, 1996 elected a designee of GSCP to the Board. For so long as at least 25% of the initial number of Securities remain outstanding and GSCP, together with its "Affiliates" (with the term "Affiliate" having the meaning ascribed to it in Rule 12b-2 of the General Rules and Regulations under the Exchange Act) hold in excess of a majority of the outstanding Securities, at each meeting for the election of directors of the Company, the Company is to use its best efforts to cause to be elected to, and maintained as a member of, the Company's Board of Directors, one person designated by GSCP ("Representative"). The Representative is to be a member of the Company's executive and finance committees, if any, or any other committee performing substantially similar functions and, upon request by the Representative, any other committee of the Board of Directors. Under the Purchase Agreement, the Company has agreed that if at any meeting for the election of directors, the Representative is not elected to the Company's Board, or if for any other reason, at any time, the Representative is not a member of the Company's Board of Directors, (i) GSCP, so long as GSCP, together with its Affiliates, holds in excess of a majority of the Securities, and (ii) thereafter, the holders of a majority of the Securities, will be entitled to have one observer selected by GSCP or the holders of a majority of the Securities, as applicable, present at all meetings of the Company's Board. Such observer will have the same access to information concerning the business and operations of the Company and its subsidiaries and at the same time as directors of the Company and shall be entitled to participate in discussions and consult with, and make proposals and furnish advice to, the Company's Board, without voting. However, the Company's Board of Directors shall be under no obligation to take any action with respect to any proposals made or advice furnished by any such observer other than to take such proposals or advice seriously and give due consideration thereto. The Company has also agreed to reimburse and indemnify each Representative and any non-voting observer for all reasonable expenses and any losses incurred by such person in such person's capacity as a director of the Company, or as an observer, as applicable. This indemnification is in addition to, and not in lieu of, any indemnification or reimbursement obligations of the Company under the Articles of Incorporation or Bylaws of the Company or pursuant to applicable law.

         FINANCIAL STATEMENTS AND OTHER REPORTS. Under the Purchase Agreement, the Company is obligated to deliver to GSCP and to each holder of a number of Securities equal to not less than 10% of the Securities issued as of the July 19, 1996 certain current and historical financial data and other information. In addition, the Company is obligated to permit representatives of GSCP and each holder of a number of Securities equal to not less than 10% of the Securities issued as of July 19, 1996 to visit and inspect the properties of the Company and its subsidiaries and to discuss the affairs, finances and accounts of the Company and its subsidiaries with, and to make proposals and furnish advice with respect thereto to, the principal officers of the Company.

         RESTRICTIONS ON THE COMPANY. The Purchase Agreement provides that, so long as the number of Securities outstanding is at least 25% of the initial number of Securities, and so long as GSCP, together with its Affiliates, holds a majority of the Securities, the Company will not, without the affirmative vote or the prior written consent of GSCP (i) authorize, issue or enter into any agreement providing for the issuance of any notes or debt securities ranking senior to, or PARI PASSU with, the Notes, except for up to $5,000,000 of debt issued in connection with real property leases and current liabilities; (ii) pay, declare or set aside any sums for the payment of any dividends, or make any distributions, in respect of any shares of its capital stock or other equity securities; (iii) redeem, purchase or otherwise acquire any shares of its capital stock or other equity securities, other than such redemptions, purchases or acquisitions pursuant to any stock option or stock purchase plan approved by the Board of Directors of the Company and by the holders of a majority of the Securities; (iv) consolidate or merge with or into any person or enter into any similar business combination transaction or effect any transaction or series of transactions pursuant to which more than 50% of the voting securities of the Company are transferred to another person; (v) acquire a majority of the shares of capital stock or other equity interest or a majority of the assets of any person; (vi) enter into any transaction with any Affiliate of the Company or any of its subsidiaries, including, without limitation, any director or officer of the Company or any of its subsidiaries, other than any such transaction or series of related transactions which are not material to the Company or any of its subsidiaries and which are on terms no less favorable to the Company and its subsidiaries than would be obtained in a comparable arms'-length transaction with any person not an Affiliate of the Company or any of its subsidiaries; or
(vii) enter into any line of business other than designing, manufacturing and marketing small-scale drinking water treatment systems and related household and consumer products. Notwithstanding the foregoing, for purposes of determining whether the Company has obtained the affirmative vote or prior written consent of the holders of a majority of the Securities for actions listed in the foregoing clauses (i), (ii), and (iii), shares of Common Stock which were issued upon the conversion of any Notes will not be considered Securities.

         The Company has also agreed pursuant to the Purchase Agreement that so long as at least 25% of the initial number of Securities remain outstanding, it will (a) comply in all material respects with all applicable laws with respect to the conduct of its business and the ownership of its properties; (b) refrain from entering into any agreement which would prohibit the Company from paying principal and interest on the Notes, effecting the conversion of the Notes, or complying with any of the terms of the Purchase Agreement, the Executive Restriction Agreement dated July 19, 1996 by and among the Company, the Limited Partnerships and Brian F. Sullivan ("Executive Agreement") and the Registration Rights Agreement dated July 19, 1996 by and among the Company and the Limited Partnerships ("Registration Rights Agreement") or the Notes; (c) maintain its corporate existence, rights and franchises in full force and effect; (d) maintain, with responsible insurers, such insurance, in such amounts and of such types as are customarily carried under similar circumstances by companies engaged in the same or a similar business or having similar properties similarly situated; (e) maintain directors' and officers' liability insurance at least as favorable in terms and coverage as that maintained on July 19, 1996, which insurance must cover the Representative; (f) pay its taxes, assessments and other governmental charters or levies imposed upon it or any of its properties or income; (g) comply with the Employee Retirement Income Security Act of 1974, as amended; and (h) upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any certificate representing any of the Securities, and in the case of loss, theft or destruction, upon delivery of an indemnity satisfactory to the Company, or, in the case of mutilation, upon surrendering for cancellation thereof, issue a new share certificate replacing the lost, stolen, destroyed or mutilated certificate.

         PREEMPTIVE RIGHTS. The Purchase Agreement grants to the Limited Partnerships certain preemptive rights. For so long as any of the Limited Partnerships is the holder of record of any Securities, such Limited Partnership shall have the right to purchase a pro rata portion (consisting of the ratio of the number of Securities which the Limited Partnership then owns to the total number of shares of Common Stock of the Company then outstanding) of "New Equity Securities" which the Company, from time to time, proposes to sell or issue. The Purchase Agreement defines "New Equity Securities" as any capital stock of the Company and any capital stock equivalents of the Company; however, the term does not include capital stock equivalents granted to the Company's officers or directors pursuant to any stock option or similar plan approved by the Company's Board of Directors, Common Stock issued upon the exercise or conversion of such common stock equivalents, Common Stock issued upon conversion of the Notes, and Common Stock issued upon the exercise of rights to purchase Common Stock issued pursuant to the Rights Agreement dated as of January 30, 1996 between the Company and Norwest Bank Minnesota, National Association, as rights agent.

         EVENTS OF DEFAULT AND REMEDIES. The following events, among others, are events of default with respect to the Notes: (i) the Company fails to pay the principal of or any other sum (other than interest), if any, due on any Note, when such amount becomes due and payable; (ii) the Company fails to pay interest on any of the Notes in full when and as the same becomes due and payable, and such failure continues for five business days; (iii) the Company or any of its subsidiaries files a petition of bankruptcy or for reorganization or for an arrangement or any composition, readjustment, liquidation, dissolution or similar relief pursuant to the federal Bankruptcy Code of 1978, as amended, or under any similar present or future federal law or the law of any other jurisdiction or shall be adjudicated a bankrupt or become insolvent; (iv) a petition or answer is filed proposing the adjudication of the Company or any of its subsidiaries as a bankrupt or its reorganization or arrangement, or any composition, readjustment, liquidation, dissolution or similar relief with respect to it pursuant to the federal Bankruptcy Code of 1978, as amended, and the Company or such subsidiary shall consent to or acquiesce in the filing thereof, or such petition or answer is not discharged or denied within 60 days after the filing thereof; (v) a decree or order is rendered by a court having jurisdiction for the appointment of a receiver, custodian, liquidator, trustee, sequestrator or assignee in bankruptcy or insolvency of the Company or any of its subsidiaries or of all or a substantial part of its property, or for the winding-up or liquidation of its affairs, and such decree or order shall have remained in force undischarged and unstayed for a period of 60 days; (vi) default is made with respect to any indebtedness of the Company (other than the Notes) with a principal amount outstanding in excess of $1,000,000 with the result that such indebtedness can be accelerated so that the same will become due and payable prior to the date on which the same would otherwise have become due and payable; (vii) the Company has breached in any material respect any of the covenants of the Company set forth in the Purchase Agreement, the Executive Agreement, or the Registration Rights Agreement (collectively, the "Agreements"), or Brian F. Sullivan shall have breached in any respect any of his covenants contained in any of Sections 2, 3 or 4 of the Executive Agreement and, if capable of being remedied, such breach continues for 15 days after notice in writing by any holder of Securities to the Company; (viii) the representations and warranties of the Company set forth in the Agreements shall not have been true and correct in any material respect as of July 19, 1996; or
(iv) a final judgment or judgments entered by a court of competent jurisdiction for the payment of money aggregating in excess of $3,000,000 is or are outstanding against the Company or any subsidiary and any one such judgment in excess of $3,000,000 has, or such judgments aggregating in excess of $3,000,000 have, remain unpaid, unvacated, unbonded or unstayed by appeal or otherwise for a period 15 days from the date of entry.

         If any event of default has occurred and is continuing, the holders of a majority of the outstanding principal amount of the Notes may, by notice to the Company, declare the entire outstanding principal balance of the Notes, and all accrued and unpaid interest thereon, to be due and payable immediately. However, if an event of default under the foregoing clause (iii), (iv) or (v) shall have occurred, the outstanding principal amount of all of the Notes, and all accrued and unpaid interest thereon, will immediately become due and payable without any declaration and without presentment, demand, protest or other notice whatsoever.

         REGISTRATION RIGHTS. In connection with the purchase of the Notes, the Company and the Limited Partnerships entered into the Registration Rights Agreement, a copy of which is included in this Current Report on Form 8-K as
Exhibit 99.1. The following description of the Registration Rights Agreement is qualified in its entirety by reference to the Registration Rights Agreement included herein.

         Under the Registration Rights Agreement, beginning July 19, 1998, the holders of the Notes or the shares of Common Stock into which the Notes are convertible (collectively, "Registerable Securities") will have certain rights with respect to the registration of the Registerable Securities under the Securities Act, subject to certain limitations. All expenses incurred in connection with such registrations will be paid by the Company. In addition, beginning July 19, 1998, the Registration Rights Agreement entitles the holders of the Registerable Securities to "piggyback" registration rights, consisting of the right to participate, subject to certain exceptions, in registrations by the Company of offerings of its equity securities under the Securities Act. All expenses incurred in connection with such registrations will be paid by the Company. The Registration Rights Agreement contains customary indemnity provisions with respect to the registration of the Registerable Securities in certain circumstances.

         Under the Registration Rights Agreement, the Company has agreed that it will use its best efforts to provide and maintain the requisite public information to facilitate sales pursuant to Rule 144 under the Securities Act of the Notes and the shares of Common Stock into which the Notes are convertible.

         EXECUTIVE AGREEMENT. In connection with the purchase of the Notes, the Company, the Limited Partnerships and Brian F. Sullivan (who is the President and Chief Executive Officer of the Company ("Executive")), entered into the Executive Agreement. The following description of the Executive Agreement is qualified in its entirety by reference to the Executive Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.2.

         The Executive Agreement prohibits, subject to certain exceptions, the sale by the Executive of Common Stock and "common stock equivalents" (as the term "common stock equivalents" is defined in the Executive Agreement) until July 19, 1998. After that date, the Executive may not sell or otherwise transfer in any transaction in excess of 25% of the Common Stock and common stock equivalents he holds in the Company as of July 19, 1996 unless the holders of the Securities are allowed to participate in such sale on a pro rata basis. Under the Executive Agreement, the Executive also has agreed to refrain from competing with the Company for three years after (i) his employment with the Company is terminated for cause or (ii) he resigns from the Company other than for good reason (as defined in the Executive Agreement).

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (A)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

                  Not applicable.


         (B)      PRO FORMA FINANCIAL INFORMATION.

                  Not applicable.


         (C)      EXHIBITS.

                  Exhibit 4.1 Securities Purchase Agreement dated July 19, 1996 by and among the Company and the Limited Partnerships (including form of Note attached thereto as Exhibit A).

                  Exhibit 99.1 Registration Rights Agreement dated July 19, 1996 by and among the Company and the Limited Partnerships.

                  Exhibit 99.2 Executive Restriction Agreement dated July 19, 1996 by and among the Company, the Limited Partnerships and the Executive.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Recovery Engineering, Inc.
                                   (Registrant)


Dated: November 26, 1996       /s/ Charles F. Karpinske
                                   Charles F. Karpinske
                                   Chief Financial Officer
                                   (principal financial and accounting officer)


                                  EXHIBIT INDEX

Exhibit Number             Description of Exhibit                       Page No.
--------------             ----------------------                       --------

   4.1 Securities Purchase Agreement dated July 19, 1996 by and among the Company and the Limited Partnerships (including form of Note attached thereto as Exhibit A).

   99.1 Registration Rights Agreement dated July 19, 1996 by and among the Company and the Limited Partnerships.

   99.2 Executive Restriction Agreement dated July 19, 1996 by and among the Company, the Limited Partnerships and the Executive.